UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 22, 2025
Date of Report (Date of Earliest Event Reported)

ULTRALIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20852	16-1387013
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Technology Parkway, Newark, New York 14513
(Address of principal executive offices) (Zip Code)

(315) 332-7100
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common Stock, $0.10 par value per share	ULBI	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)	Replacement of Previous Independent Registered Public Accounting Firm

On August 22, 2025, the Audit and Finance Committee (the “Committee”) of the Board of Directors (the “Board”) of Ultralife Corporation, Inc. (the “Company”) approved the replacement of Freed Maxick P.C. (“FM”) as the Company’s independent registered public accounting firm, due to the acquisition of certain assets of FM by Withum Smith+Brown, PC (“Withum”), effective immediately, and informed FM of such replacement on the date thereof (the “Replacement”).

The reports of FM on the Company’s financial statements for the fiscal years ended December 31, 2023 and 2024 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The reports of FM on the audit of the Company’s internal control over financial reporting for the fiscal year ended December 31, 2024 expressed an opinion that the Company did not maintain effective internal control over financial reporting due to a material weakness.

During the Company’s fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through August 22, 2025, (i) there were no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K, with FM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FM, would have caused FM to make reference to the subject matter of the disagreements in connection with its reports on the Company’s consolidated financial statements for such period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided FM with a copy of the disclosures in this Current Report on Form 8-K and requested that FM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements herein. A copy of such letter, which is dated August 25, 2025, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

In connection with the Replacement, on August 22, 2025, the Committee approved the engagement of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective immediately.

During the fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through August 22, 2025, neither the Company nor anyone acting on its behalf consulted with Withum regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Withum concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description
16.1	Letter dated August 25, 2025 from Freed Maxick P.C. to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2025		ULTRALIFE CORPORATION

	By:	/s/ Philip A. Fain
Philip A. Fain
Chief Financial Officer and Treasurer